                                                                              Exhibit 99.1

                                  Joint Filer Information

Date of Event Requiring Statement:  June 9, 2010

Issuer Name and Ticker or Trading   Crosstex Energy, L.P. [XTEX]
Symbol:

Designated Filer:                   GSO Crosstex Holdings LLC

Other Joint Filers:                 Blackstone / GSO Capital Solutions Fund LP
                                    Blackstone / GSO Capital Solutions Associates LLC
                                    GSO Special Situations Fund LP
                                    GSO Capital Partners LP
                                    GSO Advisor Holdings L.L.C.
                                    GSO Holdings I LLC
                                    Blackstone Holdings I L.P.
                                    Blackstone Holdings I/II GP Inc.
                                    The Blackstone Group L.P.
                                    Blackstone Group Management L.L.C.
                                    Mr. Stephen A. Schwarzman,
                                    Bennett J. Goodman,
                                    J. Albert Smith III,
                                    Douglas I. Ostrover

Addresses:                          The address of the principal business and principal
                                    office of each of GSO Crosstex Holdings LLC,
                                    Blackstone/GSO Capital Solutions Fund LP,
                                    Blackstone/GSO Capital Solutions Associates LLC, GSO
                                    Special Situations Fund LP, GSO Capital Partners LP,
                                    GSO Advisor Holdings L.L.C., GSO Holdings I LLC,
                                    Bennett J. Goodman, J. Albert Smith III and Douglas I.
                                    Ostrover is 280 Park Avenue, New York, NY 10017.

                                    The address of the principal business and principal
                                    office of each of Blackstone Holdings I L.P.,
                                    Blackstone Holdings I/II GP Inc., The Blackstone Group
                                    L.P., Blackstone Group Management L.L.C. and Mr.
                                    Stephen A. Schwarzman is c/o The Blackstone Group,
                                    345 Park Avenue, New York, NY 10154.

Signatures:
Dated: June 11, 2010                GSO Crosstex Holdings LLC

                                    By: /s/ Marisa Beeney
                                        ----------------------------------------
                                    Name: Marisa Beeney
                                    Title: Authorized Person

                                    Blackstone / GSO Capital Solutions Fund LP

                                    By: /s/ Marisa Beeney
                                        ----------------------------------------
                                    Name: Marisa Beeney
                                    Title: Authorized Person

                                    Blackstone / GSO Capital Solutions Associates LLC

                                    By: /s/ Marisa Beeney
                                        ----------------------------------------
                                    Name: Marisa Beeney
                                    Title: Authorized Person

                                    GSO Special Situations Fund LP

                                    By: /s/ Marisa Beeney
                                        ----------------------------------------
                                    Name: Marisa Beeney
                                    Title: Authorized Person

                                    GSO Capital Partners LP

                                    By: /s/ Marisa Beeney
                                        ----------------------------------------
                                    Name: Marisa Beeney
                                    Title: Authorized Person

                                    GSO Advisor Holdings L.L.C.

                                    By: /s/ Robert L. Friedman
                                        ----------------------------------------
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    GSO Holdings I LLC

                                    By: /s/ Robert L. Friedman
                                        ----------------------------------------
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Holdings I L.P.

                                    By: /s/ Robert L. Friedman
                                        ----------------------------------------
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Holdings I/II GP Inc.

                                    By: /s/ Robert L. Friedman
                                        ----------------------------------------
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    The Blackstone Group L.P.

                                    By: /s/ Robert L. Friedman
                                        ----------------------------------------
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Group Management L.L.C.

                                    By: /s/ Robert L. Friedman
                                        ----------------------------------------
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Mr. Stephen A. Schwarzman

                                    By: /s/ Stephen A. Schwarzman
                                        ----------------------------------------
                                    Name: Stephen A. Schwarzman

                                    Bennett J. Goodman

                                    By: /s/ George Fan
                                        ----------------------------------------
                                    Name: George Fan
                                    Title: Attorney-in-Fact

                                    J. Albert Smith III

                                    By: /s/ George Fan
                                        ----------------------------------------
                                    Name: George Fan
                                    Title: Attorney-in-Fact

                                    Douglas I. Ostrover

                                    By: /s/ George Fan
                                        ----------------------------------------
                                    Name: George Fan
                                    Title: Attorney-in-Fact